                                                                   EXHIBIT 10.16

                               ADDENDUM NO. 1 TO
                        MASTER LEASE AGREEMENT NO. 7265
                           DATED AS OF July 20, 1998
                                    BETWEEN
                         LINC CAPITAL INC., AS LESSOR
         AND iOwn, Inc., formerly known as Home Shark, Inc. AS LESSEE

     This Addendum is attached to and forms part of that certain Master Lease Agreement No. 7265 dated as of July 20, 1998 (the "Lease") between LINC Capital Inc., ("Lessor" or "LINC"), and iOwn, Inc. formerly known as Home Shark, Inc. ("Lessee") agreeing as follows:

A. Terms defined in the Lease shall have the same meanings herein unless otherwise expressly set forth herein or otherwise required by context hereof.

B. The following terms and conditions shall be added to the terms of the Lease and are hereby incorporated therein by reference.

22. Leasing of Equipment

     a.   Lease Line.   Subject to the terms and conditions herein set forth and
          ----------
in the applicable Equipment Schedule, and provided no event of default under the Lease shall have occurred and be then continuing, Lessor agrees to purchase and lease to Lessee, from time to time, the "Equipment" (as defined below). Subject to the condition set forth in Section 29 below, the aggregate "Cost" (as defined below) of Equipment purchased by Lessor pursuant to this Section 22.a shall in no event exceed [*] (the "Lease Line Amount").

     The first [*] of Cost of Equipment purchased by Lessor for lease to Lessee is referred to herein as the "Existing Lease Line Amount". The next
[*] of Cost of Equipment purchased by Lessor for lease to Lessee is referred to herein as the "First Supplemental Lease Line Amount". The final
[*] of Cost of Equipment purchased by Lessor for lease to Lessee is referred to herein as the "Second Supplemental Lease Line Amount". Lessor shall have no obligation to purchase Equipment having a Cost in excess of the First Supplemental Lease Line Amount unless and until LINC has received independent confirmation that the Lessee has received additional equity investments aggregating at least [*].

     All "Takedowns" (as defined below) shall be completed on or before October 31, 1999 (the "Last Takedown Date"). If all Takedowns which occur on or before October 31, 1999 do not aggregate Equipment having a Cost equal to the Lease Line Amount then LINC shall have the right to assess and Lessee agrees to pay LINC a non-utilization fee equal to [*] of the difference between the Lease Line Amount and the aggregate Cost of all Equipment purchased by LINC on the Last Takedown Date. The non-utilization fee described above shall be due and payable to LINC on the next business day after the Last Takedown Date.

     b.   Equipment.  (1)  Lessor will purchase certain computer equipment,
          ---------
peripherals computer equipment, workstations, software, office furniture and office equipment, and ancillary equipment related thereto (the "Equipment") from Lessee or from vendors designated by Lessee. The purchase price for the Equipment will be equal to the lesser of either (i) 100% of the manufacturers' net invoice price (excluding applicable sales or use taxes, freight, installation, and similar charges) for the Equipment or (ii) the Net Book Value of the Equipment (as defined below); and (iii) the then fair market value for each item or commercial unit of the Equipment as determined by Lessor ("Cost").

             (2) All Equipment shall be tangible personal property eligible for MACRS depreciation under the Internal Revenue Code of 1986, as amended. The depreciation benefits arising from the Equipment will be for the account of Lessor.

             (3) Each item of or commercial unit of the Equipment, its vendor and all purchase orders, invoices and related documents will be subject to review and approval by Lessor prior to funding any Takedown. Freight and installation charges shall not exceed 15% of the Equipment Cost unless otherwise agreed by Lessor.

             (4) Notwithstanding the provisions of subsection (1) above, the "Cost" of for any Equipment placed in service by Lessee more than ninety (90) days prior to purchase by LINC ("Used Equipment") shall be the Sale Leaseback Amount ("SLB Amount"). The SLB Amount


[*] Confidential Treatment Requested
to be paid by LINC for Used Equipment shall be equal to the lesser of either (a) 75% of the Net Book Value of the Equipment or (b) 75% of the then fair market value for each item or commercial unit of the type of Used Equipment acceptable to LINC but in either event not to exceed [*] in the aggregate. Title to all Used Equipment described in any Equipment Schedule shall pass to Lessor upon payment of the SLB Amount.

             (5) The "Net Book Value" shall mean the depreciated value of the Equipment (determined in accordance with generally accepted accounting principles according to the books and records of Lessee) and shall be supported by the original manufacturer's net invoice amount actually paid by Lessee (excluding applicable sales or use taxes, freight, installation and other similar charges) as evidenced by canceled checks, copies of which are to be delivered to Lessor prior to any purchase of Equipment by LINC.

     c.  Initial Lease Term and Monthly Lease Rate.  For all Equipment purchased
         -----------------------------------------
by Lessor up to the Existing Lease Line Amount, the Initial Lease Term shall be 36 months and the applicable Monthly Lease Rate factor during the initial 36 months shall be [*] of Cost per month. For all Equipment purchased by Lessor in excess of the Existing Lease Line Amount, the Initial Lease Term shall be 36 months. The applicable Monthly Lease Rate factor during the initial 36 months shall be [*] per month.

     d.  Rate Adjustment.  For Equipment purchased by Lessor under the Existing
         ---------------
Lease Line Amount, the Monthly Lease Rate Factor will be indexed to the yield for U.S. Treasury Notes maturing closest to the date 36 months from the Commencement Date of the first Equipment Schedule under this Lease (the "Index Instrument") which is [*]. For Equipment purchased by Lessor after the Existing Lease Line Amount has been fully utilized, the Monthly Lease Rate Factor will be [*].

     e.  Takedowns.  "Takedowns" means the date of the final payment of the Cost
         ---------
of the Equipment for the applicable Equipment Schedules by LINC. All Takedowns shall commence on the first day of the calendar month following Lessee's acceptance of all Equipment on each Equipment Schedule. Any Equipment purchased after the Initial Takedown shall be funded on subsequent Takedowns through additional Equipment Schedules having Equipment with an aggregate Cost of at least $100,000.00 each. Each Equipment Schedule will include all purchases of Equipment made for Equipment on a progress payment basis in the previous calendar quarter not previously included in an Equipment Schedule. All Equipment Schedules shall takedown prior to the Last Takedown Date.

     f.  End of Term Options.  Provided that the Lease has not been terminated
         -------------------
by Lessor and that no Event of Default or event which, with notice or lapse of time or both, would become an Event of Default shall have occurred and be continuing, and not withstanding any other conflicting terms set forth in any Equipment Schedule, Lessee shall elect at the end of the Initial Lease Term of each Equipment Schedule now or hereafter covered by this Lease, one of the following options below:

         (i)  Lessee's Option to Renew:   At the expiration of the Initial Lease
              ------------------------
Term of each Equipment Schedule now or hereafter made under this Lease, Lessee may elect to extend the Lease with respect to all, and not less than all, of the Equipment covered under each such Equipment Schedule at their respective Initial Lease Term expiration dates for 12 months (the "Extended Lease Term") for a Monthly Lease Rate Factor equal to the greater of the then fair market monthly rental value of the Equipment or 1.5% per month. Rent during any extended term shall be paid monthly in advance plus any applicable taxes.

         (ii) First Option to Purchase:  At the expiration of the Initial Lease
              ------------------------
Term of each Equipment Schedule now or hereafter covered under this Lease, if Lessee has paid all rental payments due during the Initial Lease Term (without electing any extension thereof) of each Equipment Schedule covered under this Lease, then Lessee shall have the Option to Purchase not less than all of the Equipment on all Equipment Schedules made under this Lease at the end of the Initial Lease Term at a Purchase Option Price equal to the Fair Market Value of

[*] Confidential Treatment Requested
the Equipment but not less than 15% of the original Cost of the Equipment to Lessor.

       (iii)  Second option to Purchase:  If Lessee has elected to renew the
              -------------------------
Lease, then at the expiration of the First Extended Lease Term, if Lessee has paid all rental payments due during the Initial Lease Term and during the First Extended Lease Term, Lessee shall have the option to purchase not less than all of the Equipment on all Equipment Schedules made under this Lease at the end of the Initial Lease Term at a Purchase Option Price equal to the Fair Market Value of the Equipment.

     (iv)  Restocking Charge:  If Lessee elects to return (or is required by
           -----------------
Lessor to return) the Equipment covered on any Equipment Schedule made under the Lease, Lessee agrees to pay Lessor as a Restocking charge an amount equal to 15% of the Cost of such Equipment. Any applicable Restocking charge shall be due and payable either (I) ninety (90) days the date Lessee notifies Lessor of its intention to return the Equipment or (II) thirty (30) days after Lessor notifies Lessee to return the Equipment.

28.   Name Change Amendment.

The Lessee acknowledges that it has changed its legal name from Home Shark, Inc. to iOwn, Inc. Lessee agrees that all references in the Lease to the name "Home Shark, Inc." shall refer to "iOwn, Inc." and Lessor shall be authorized to change each reference in the Lease from "Home Shark, Inc." to "iOwn, Inc".



IN WITNESS WHEREOF, this Addendum has been executed by a duly authorized officer of Lessee as of the _____ day of ______________,1999.

                              iOwn, Inc. formerly known as Home Shark, Inc. (Lessee)

                              By:     /s/ Lee T. Kirkpatrick
                                      ------------------------------------------
                              Name:   Lee T. Kirkpatrick
                                      ------------------------------------------
                              Title:  CFO
                                      ------------------------------------------


                              LINC CAPITAL INC.
                              (Lessor)

                              By:
                                      ------------------------------------------
                              Name:
                                      ------------------------------------------
                              Title:
                                      ------------------------------------------

LINC CAPITAL, INC.                      LINC Capital, Inc.
MASTER LEASE AGREEMENT                  303 East Wacker Drive, #1000
                                        Chicago, Illinois 60601
                                        (312) 946-1000
Lessee:    Home Shark, Inc.             Master Lease Agreement No. 7305 - 7265
Address:   118 King Street,             Date: July 20, 1998
           Suite 225,
           San Francisco, CA 94107

LINC Capital, Inc. ("Lessor") hereby leases to Lessee and Lessee leases from Lessor, in accordance with the terms and conditions hereinafter set forth, the equipment and property purchased by Lessor for lease to the Lessee hereunder together with all replacement parts, additions, accessories, alterations and repairs incorporated therein or now or hereafter affixed thereto Add-on Items (as defined herein) (herein collectively referred to as the "Equipment") described in each Schedule which may be executed by Lessor and Lessee from time to time (individually a "Schedule" and collectively, the "Schedules"), each of which is made a part hereof. For all purposes of this Master Lease Agreement ("Lease"), each Schedule relating to one or more items of Equipment shall be deemed a separate lease incorporating all of the terms and provisions of this Lease. In the event of a conflict between the terms of this Lease and the terms and conditions of an Schedule, the terms and conditions of the Schedule shall govern and control that Schedule.
-------------------------------------------------------------------------------

1. Term and Rental. The term of this Lease (the "Initial Lease Term") for any item of Equipment shall be set forth in the Schedule relating to such item of Equipment and shall commence (the "Commencement Date") on the Acceptance Date. The "Acceptance Date" with respect to each Schedule shall be the applicable of either: (1) the date of delivery to Lessee of all of the Equipment to be leased thereunder; (2) in the case of Equipment which is the subject of a sale and leaseback between Lessor and Lessee, the date upon which Lessor purchases such Equipment from Lessee; or (3) in the case of Equipment requiring installation, the date of installation of Equipment. If the Acceptance Date is other than the first day of a calendar month, then the Commencement Date of the Initial Lease Term set forth in any Schedule shall be the first day of the calendar month following Lessee's acceptance of all Equipment listed on such Schedule and Lessee shall pay to Lessor, in addition to all other sums due hereunder, an amount equal to one-thirtieth of the amount of the average monthly rental payment due or to become due hereunder multiplied by the number of days from and including the Acceptance Date to the Commencement Date of the Initial Lease Term set forth in the Schedule. During the entire Initial Lease Term and any extension or renewal of the term of this Lease, Lessee agrees to pay the total rental due hereunder which shall be the total amount of all rental payments set forth in the Schedule plus such additional amounts as may become due hereunder or pursuant to any written modification hereof or additional written agreement hereto. Except as otherwise specified in the Schedule, rental payments payable hereunder shall be due monthly and shall be payable in advance on the first day of each month during the term of this Lease beginning with the Commencement Date of the Initial Lease Term. All rental payments due hereunder shall be sent to the address of the Lessor specified in this Lease or in the Schedule or as otherwise directed by the Lessor in writing. Rental payments or any other payments due hereunder not made by their scheduled due date shall be overdue and shall be subject to a service charge in an amount equal to two percent (2%) per month or the maximum rate permitted by law whichever is less (the "Service Charge Rate") applied to amount of the overdue payments from the date due until paid. If Lessor shall at any time accept a rental payment after it shall become due, such acceptance shall not constitute or be construed as a waiver of any or all of Lessor's rights hereunder, including without limitation those rights of Lessor set forth in Sections 12 and 13 hereof.

2. Title. This is an agreement of lease only. Except as otherwise provided in any applicable Schedule, Lessee shall have no right, title or interest in or to the Equipment leased hereunder, except as to the lawful use thereof subject to the terms and conditions of this Lease. All of the Equipment shall remain personal property (whether or not the Equipment may at any time become attached or affixed to real property). The Equipment is and shall remain the sole and exclusive property of Lessor or its assignees. All replacement parts, modifications, repairs, alterations, additions and accessories now or hereafter incorporated in or affixed to the Equipment whether before or after the Commencement Date (herein collectively call "Add-on Items") are hereby included in the definition of "Equipment". All Add-on Items shall become the property of Lessor upon being so incorporated or affixed to the Equipment and shall be returned to Lessor as provided in Section 3 (other than alterations, additions and accessions that are attached or affixed by Lessee with notice to Lessor after the Commencement Date for which the Lessor has not given value or purchased and which are readily removable by Lessee form the Equipment without any diminution of value or functionality to the Equipment). Upon the request of Lessor, Lessee will affix to the Equipment labels or other markings supplied by Lessor indicating its ownership of the Equipment and shall keep the same affixed for the entire term of this Lease. Lessee agrees to promptly execute and deliver or cause to be executed and delivered to Lessor and Lessor is hereby authorized to record or file, any statement and/or instrument reasonably requested by Lessor for the purpose of showing Lessor's interest in the Equipment, including without limitation, financing statements, security agreements, and waivers with respect to rights in the Equipment from any owners or mortgagees of any real estate where the Equipment may be located. In the event that Lessee fails or refuses to execute and/or file Uniform Commercial Code financing statements or other instruments or recordings which Lessor or its assignee reasonably deems necessary to perfect or maintain perfection of Lessor's or its assignee's interests hereunder, Lessee hereby appoints Lessor as Lessee's limited attorney-in-fact to execute and record all documents necessary to perfect or maintain the perfection of Lessor's interests hereunder. Lessee shall pay Lessor for any costs or fees relating to any filings hereunder including, but not limited to actual out of pocket costs, fees, searches, documentation preparation, documentary stamps, privilege taxes and reasonable attorneys' fees. If any item of Equipment includes computer software purchased by Lessor or for which Lessor has given Lessee value, Lessee shall upon request made by Lessor, execute and deliver and shall cause Seller (as hereinafter defined) to deliver all such documents as are necessary to effectuate assignment of all software licenses to Lessor.

3. Acceptance and Return of Equipment. Lessor shall, at any time prior to unconditional acceptance of all Equipment by Lessee, have the right to cancel this lease with respect to such Equipment (and if the Equipment or any portion thereof has not previously been delivered, Lessor may refuse to pay for the Equipment or any portion thereof or refuse to cause the same to be delivered) if: (a) the Acceptance Date with respect to any item of Equipment to be leased pursuant to any Schedule has not occurred within ninety (90) days of the estimated Acceptance Date set forth in such Schedule or (b) there shall be, in the reasonable judgement of Lessor, a material adverse change in the financial condition or credit standing of Lessee or any guarantor of Lessee's performance under this Lease since the date of the most recent financial statements of Lessee or of such guarantor submitted to Lessor. Upon any cancellation by Lessor pursuant to this Section or the provisions of any Schedule, Lessee shall forthwith reimburse to Lessor all sums paid by Lessor with respect to such Equipment plus all costs and expenses of Lessor incurred in connection with such Equipment and any interest or rentals due hereunder in connection with such Equipment and shall pay to Lessor all other sums then due hereunder, whereupon if Lessee is not then in default and has fully performed all its obligations hereunder, Lessor will, upon request of Lessee, transfer to Lessee without warranty or recourse any rights that Lessor may then have with respect to such Equipment

Lessee agrees to promptly execute and deliver to Lessor (in no event later than 15 days after the Acceptance Date) a confirmation by Lessee of unconditional acceptance of the Equipment in the form supplied by Lessor (the "Equipment Acceptance"). Lessee agrees, before execution of the aforesaid Equipment Acceptance to inform Lessor in writing of any defects in the Equipment, or in the installation thereof, which have come to the attention of Lessee or its agents and which might give rise to a claim by Lessee against the Seller or any other person. If Lessee fails to give notice to Lessor of any such defects or fails to deliver to Lessor the Equipment Acceptance as provided herein, it shall be deemed an acknowledgment by Lessee (for purposes of this Lease only) that no such defects in the Equipment or its installation exist and it shall be conclusively presumed, solely as between Lessor and its assignees and Lessee, that such Equipment has been unconditionally accepted by Lessee for lease hereunder.

Except as otherwise provided in an Schedule, upon expiration or the cancellation or termination of the Lease with respect to any Equipment, Lessee shall return the Equipment to Lessor as provided herein. Lessee shall provide Lessor with not less than ninety (90) days prior written notice of its intention to return the Equipment upon expiration of the Initial Lease Term. Upon expiration or the cancellation or termination of the Lease with respect to any Equipment. Lessee shall, at its own expense, assemble, crate, insure and deliver all of the Equipment and all of the service records and all software and software documentation subject to this Lease and any Schedules hereto to Lessor in the same good condition and repair as when received, reasonable wear and tear resulting only from proper use thereof excepted, to such reasonable destination within the continental United States as Lessor shall designate with all packing, drayage and freight charges to the return destination designated by Lessor pre-paid by Lessee with evidence of transit insurance on all items of Equipment at no less than their estimated fair market value as specified by Lessor. Lessee shall, immediately prior to such return of each item of Equipment or commercial unit of Equipment, provide to Lessor a letter from the manufacturer of the equipment or another service organization reasonably acceptable to Lessor certifying that said item is in good working order, with reasonable wear and tear resulting only from proper use thereof excepted, whether such item is eligible for a maintenance agreement by such manufacturer, and all software and related attachments are included thereon If any computer software requires relicensing when removed from Lessee's premises, Lessee shall bear all costs of such relicensing. Except as otherwise expressly provided in the Schedule, if Lessee fails for any reason to provide the notice set forth above or Lessee fails to redeliver the Equipment back to Lessor in accordance with the terms set forth above, Lessee shall pay to Lessor, at Lessor's election, an amount equal to the highest monthly payment set forth in the Schedule for a period of not less than three (3) months and at the end of such period of time ("Holdover Period"). Except as otherwise expressly provided in the Schedule, if Lessee fails or refuses to return the Equipment as provided herein at the end of any Holdover Period, Lessee shall pay to Lessor, at Lessor's option, an amount equal to the highest monthly rental payment set forth in the Schedule for each month or portion thereof, until Lessee so returns the Equipment to Lessor. Should Lessor permit use by Lessee of any Equipment beyond the Initial Lease Term, or, if applicable, any exercised extension or renewal term, the lease obligations of Lessee shall continue and such permissive use shall no be construed as a renewal of the term thereof, or as a waiver of any right or continuation of any obligation of Lessor hereunder, and Lessor may take possession of any such Equipment at any time upon demand.

4. Disclaimer of Warranties. LESSEE HAS EXCLUSIVELY SELECTED AND CHOSEN THE TYPE, DESIGN, CONFIGURATION, SPECIFICATION AND QUALITY OF THE EQUIPMENT HEREIN LEASED AND THE VENDOR, DEALER, SELLER, MANUFACTURER OR SUPPLIER THEREOF (HEREIN COLLECTIVELY CALLED "SELLER"), AS SET FORTH IN THE SCHEDULES. LESSOR MAKES NO REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS, ADAPTABILITY, ANY IMPLIED WARRANTY OF QUIET ENJOYMENT OR NON-INTERFERENCE OR SUITABILITY FOR ANY PARTICULAR PURPOSE, AND, LESSEE LEASES HIRES AND RENTS THE EQUIPMENT AS IS, WHERE IS." Lessee understands and agrees that neither Seller, nor any agent of Seller, is an agent of Lessor or is in any manner authorized to waive or alter any term or condition of this Lease. Lessor shall not be liable for any loss or damage suffered by Lessee or by any other person or entity, direct or indirect or consequential, including, but not limited to, business interruption and injury to persons or property, resulting from non-delivery or late delivery, installation, failure or faulty operation condition, suitability or use of the Equipment leased by Lessee hereunder, or for any failure of any representations, warranties or covenants made by the Seller. Any claims of Lessee, with respect to claims discussed in the preceding sentences, shall not be made against Lessor but shall be made, if at all, solely and exclusively against Seller, or any persons other than the Lessor. Lessor hereby authorizes Lessee to enforce during the term of this Lease, in its name, but at Lessee's sole effort and expense, all warranties, agreements or representations, if any, which may have been made by Seller to Lessor or to Lessee, and Lessor hereby assigns to Lessee solely for the limited purpose of making and prosecuting any such claim, all rights which Lessor may have against Seller for breach of warranty or other representation respecting the Equipment.

5. Care, Transfer and Use of Equipment. Lessee, at its own expense, shall maintain the Equipment in good operating condition, repair and appearance in accordance with Seller's specifications and in compliance with all laws and regulations applicable to the Equipment, Lessee and its business and shall protect the Equipment from deterioration except for reasonable wear and tear resulting only from proper use thereof. When generally offered with respect to the Equipment, Lessee shall, at its expense, keep a maintenance contract in full force and effect, throughout the term of this Lease and any Schedule hereto unless otherwise agreed on the Schedule. The disrepair or inoperability of the Equipment regardless of the cause thereof shall no relieve Lessee of the obligation to pay rental hereunder. Lessee shall not make any modification, alteration or addition to the Equipment (other than normal operation accessories or controls). Lessee will not, and will not permit anyone other than the authorized field engineering representatives of Seller or other maintenance organization reasonably acceptable to Lessor to effect any inspection, adjustment, preventative or remedial maintenance or repair to the Equipment. Lessee may not (a) relocate or operate the Equipment at locations other than the premises of Lessee specified in the applicable Schedule (the "Premises"), except with Lessor's prior written consent, which shall not be unreasonably withheld if such other location within the continental United States, or (b) SELL, CONVEY, TRANSFER ENCUMBER, PART WITH POSSESSION OF, OR ASSIGN ANY ITEM OF EQUIPMENT OR ANY OF ITS RIGHTS HEREUNDER, AND ANY SUCH PURPORTED TRANSACTION SHALL BE NULL AND VOID AND OF NO FORCE OR EFFECT. In the event of a relocation of the Equipment or any item thereof to which Lessor consents, all costs (including any additional property taxes or other taxes and any additional expense of insurance coverage) resulting from any such relocation, shall be promptly paid by Lessee upon presentation to Lessee of evidence supporting such cost. Lessor shall have the right during normal hours upon reasonable notice to Lessee, subject to applicable laws and regulations, to enter Lessee's Premises in order to inspect, observe, affix labels or other markings, or to exhibit the Equipment to prospective purchasers or future lessees thereof, or to otherwise protect Lessor's interest therein.

6. Net Lease. THIS LEASE AND ANY SCHEDULE HERETO IS A NET LEASE, AND ALL PAYMENTS HEREUNDER ARE NET TO LESSOR. All taxes, assessments, licenses, and other charges (including, without limitation personal property taxes and sales taxes, use taxes, leasing taxes and all other taxes based on gross receipts) and penalties and interest on such taxes imposed, levied or assessed on the ownership, possession, rental or use of the Equipment during the term of this Lease and any Schedule hereto (except for Lessor's federal or state net income taxes) shall be paid by Lessee when due and before the same shall become delinquent, whether such taxes are assessed or would ordinarily be assessed against Lessor or Lessee. To the extent possible under applicable law, for personal property or ad valorem tax return purposes only, Lessee shall include the Equipment on such reports and returns as may be required by local law, which returns shall be timely filed by it. Lessee shall provide Lessor with evidence that Lessee has complied with the foregoing provisions. In any event, Lessees shall file all tax returns required for itself or Lessor with respect to the Equipment and this Lease and Lessor hereby appoints Lessee as its attorney-in-fact for such purpose. In case of failure by Lessee to so pay said taxes, assessments, licenses or other charges, Lessor may pay all or any part of such items, in which event the amount so paid by Lessor including any interest or penalties thereon and reasonable attorney's fees incurred by Lessor in pursuing its rights against Lessee or defending against any claims or defenses asserted by or through Lessee shall be immediately paid by Lessee to Lessor as additional rental hereunder. Lessee shall promptly pay all costs, expenses and obligations of every kind and nature incurred in connection with the use or operation of the Equipment which may arise or become due during the term of this Lease and any Schedule hereto, whether or not specifically mentioned herein. In case of failure by Lessee to comply with any provision of this Lease and any Schedule hereto, Lessor shall have the right, but not the obligation, to effect such compliance on behalf of Lessee. In such event, all costs and expenses incurred by Lessor in effecting such compliance shall be immediately payable by Lessee to Lessor as additional rental hereunder.

7. Indemnity. Lessee shall at its expense: (i) indemnify, protect and defend Lessor's title to the Equipment from and against all persons claiming against or through Lessee: (ii) at all times keep the Equipment then subject to this Lease free from any and all liens, encumbrances attachments, levies, executions, burdens, charges or legal process of any and every type whatsoever;
(iii) give Lessor immediate written notice of any breach of the Lease described in clause (ii); and (iv) indemnify, protect and save Lessor harmless from any loss, cost or expense (including reasonable attorney's fees) caused by the Lessee's breach of any of the provisions of the Lease, whether incurred by Lessor in pursuing its rights against Lessee or defending against any claims or defenses asserted by or through Lessee. Lessee shall and does hereby agree to indemnify, defend and hold Lessor and its assigns harmless from and against any and all liability, loss, costs, injury, damage, penalties, suits, judgements, demands, claims, expenses and disbursements (including without limitation, reasonable attorneys' fees incurred by Lessor in pursuing its rights against Lessee or defending against any claims or defenses asserted by or through Lessee) of any kind whatsoever arising out of, on account of, or in connection with this Lease and the Equipment leased hereunder, including, without limitation its manufacture, selection, purchase, delivery, rejection, installation, ownership, possession, leasing, renting, operation, control, use, maintenance and the return thereof except for any such claims or damages from Lessor's gross negligence or willful misconduct. This indemnity shall survive the Initial Lease Term or earlier cancellation or termination of this Lease and any Schedule hereto.

8. Insurance. Commencing on the date that risk of loss or damage passes to Lessor from the Seller of any Equipment covered under this Lease and continuing until Lessee has re-delivered possession of the Equipment to Lessor, Lessee shall, at its own expense, keep the Equipment (including all Add-on Items thereto) insured against all risks of loss or damage from every and any cause whatsoever in such amounts (but in no event less than the greater of the replacement value thereof or the amount set forth in any applicable Casualty Schedule, whichever is higher) with such deductibles and exclusions as approved by Lessor and in such form as is reasonably satisfactory to Lessor. All such insurance policies shall protect Lessor and Lessor's assignee(s) as loss payees as their interest may appear. Lessee shall also at its own expense, carry public liability insurance, with Lessor and Lessor's assignee(s) as an additional insured, in such amounts with such companies and in such form as is reasonably satisfactory to Lessor, with respect to injury to person or property resulting from or based in any way upon or in any way connected with or relating to the installation, use or alleged use, or operation of any or all of the Equipment, or its location or condition.

Not less than ten days prior to the Acceptance Date, Lessee shall deliver to Lessor satisfactory evidence of such insurance and shall further deliver evidence of renewal of each such policy not less than thirty (30) days prior to expiration thereof. Each such policy shall contain an endorsement providing that the insurer will give Lessor not less than thirty (30) days prior written notice of the effective date of any alteration, change, cancellation, or modification of such policy or the failure by Lessee to timely pay all required premiums, costs, or charges with respect thereto. Upon Lessor's request, Lessee shall cause its Insurance agent(s) to execute and deliver to Lessor Loss Payable Clause Endorsement and Additional Insured Endorsement (bodily injury and property damage liability insurance) forms provide to Lessees by Lessor. In case of the failure to procure or maintain such insurance, Lessor shall have the right, but not the obligation, to obtain such insurance and any premium paid by Lessor shall be immediately due and payable by Lessee to Lessor as additional rent hereunder. The maintenance of any policy or policies of insurance pursuant to this Section shall not limit any obligation or liability of Lessee pursuant to Sections 7 or 9 or any other provision of this Lease and any Schedule hereto.

9. Risk of Loss. Until such time as the Equipment is returned and delivered to and accepted by Lessor at the expiration of this Lease, pursuant to the terms of this Lease and any Schedule hereto, Lessee hereby assumes and shall bear the entire risk of loss, damage, theft and destruction of the Equipment, or any portion thereof, from any cause whatsoever ("Equipment Loss"). Without limitation of the foregoing, no Equipment Loss shall relieve Lessee in any way from its obligations hereunder. Lessee shall promptly notify Lessor in writing of any Equipment Loss. In the event of any such Equipment Loss, Lessee shall:
(a) in the event Lessor determines such Equipment to be repairable, promptly place at Lessee's expense, the Equipment in good repair, condition and working order in accordance with Seller's specifications and to the satisfaction of Lessor; or (b) in the event of an actual or constructive total loss of any item of Equipment, at Lessor's option (i) promptly replaced at Lessee's expense, the Equipment with like equipment of the same or a later model with the same Add-on Items as the Equipment, and in good repair, condition and working order in accordance with the Seller's specifications and to the satisfaction of Lessor; or (ii) immediately pay to Lessor the amount obtained by multiplying the actual Equipment Cost as specified in the applicable

Schedule by the percentage contained in any applicable Casualty Schedule for the date of such Equipment Loss plus, any unpaid rentals or any amounts due hereunder.

If no Casualty Schedule has been made a part of any applicable Schedule, an amount equal to the present value of the total amount of unpaid rentals and all other amounts due and to become due under any applicable Schedule during the term thereof as of the date of any payment, discounted at a rate equal to discount rate of the Federal Reserve Bank of Chicago as of the Commencement Date of the Lease with respect to each applicable Schedule shall be paid to Lessor by Lessee, plus an additional amount equal to the estimated fair market value of the Equipment at the end of the Initial Lease Term applicable to such Equipment (the "End of Term Value"). In no event shall the amount of such End of Term Value for the Equipment be less than twenty percent (20%) of the actual cost of the Equipment unless a purchase option is granted (or other end of term payment is required) under this Lease for other than the fair market value of the Equipment then the actual amount of such Purchase Option Price (or other end of term payment) specified in the applicable Equipment Schedule shall be due and payable to Lessor as the End of Term Value under this section or such lesser or greater amount specified in the applicable Schedule.

In the event Lessee is required to repair or replace any such item of Equipment pursuant to Subsections (a) or (b)(i) of the preceding sentence, the insurance proceeds received by Lessor, if any, pursuant to Section 8, after the use of such funds to pay any unpaid amounts then due hereunder, shall be paid to Lessee or, if applicable, to a third party repairing or replacing the Equipment upon Lessee's furnishing proof reasonably satisfactory to Lessor that such repair or replacement has been completed in a reasonably satisfactory manner. In the event Lessor elects option (b)(ii), Lessee shall be entitled to a credit against the payment required by said Subsection in an amount equal to such insurance proceeds actually received by Lessor pursuant to Section 8 on account of such Equipment, and, upon payment by Lessee to Lessor of all of the sums required pursuant to Subsection (b)(ii), the applicable Schedule shall terminate with respect to such item of Equipment and Lessee shall be entitled to whatever interest Lessor may have in such item AS IS, WHERE IS and WITH ALL FAULTS in its then condition and location without warranties of any type whatsoever, express or implied.

10. Covenants of Lessee. Lessee agrees that its obligations under this Lease and any Schedule hereto, including without limitation, the obligation to pay rental, are irrevocable and absolute, shall not abate for any reason whatsoever (including any claims against Lessor), and shall continue in full force and effect regardless of any inability of Lessee to use the Equipment or any part thereof for any reason whatsoever including, without limitation, war, act of God, storms, governmental regulations, strike or other labor troubles, loss, damage, destruction, disrepair, obsolescence, failure of or delay in delivery of the Equipment, or failure of the Equipment to properly operate for any cause. In the event of any alleged claim (including a claim which would otherwise be in the nature of a set-off) against Lessor, Lessee shall fully perform and pay its obligations hereunder (including the payment of all rents, without set-off or defense of any kind) and its only exclusive recourse against Lessor shall be by a separate action. Lessee agrees to furnish promptly to Lessor the annual financial statements of Lessee (and of any guarantors of Lessee's performance under this Lease and any Schedule hereto), prepared in accordance with generally accepted accounting principles and such interim financial statements of Lessee as Lessor may reasonably require during the entire term of this Lease and any Schedule hereto. Either independent certified public accountants or the Lessee's chief financial officer as requested by Lessor shall certify all such annual financial statements. Lessee, if requested by Lessor prior to the initial purchase by Lessor of Equipment for lease hereunder, shall provide at Lessee's expense an opinion of its counsel acceptable to Lessor affirming the covenants, representations and warranties of Lessee under this Lease and any Schedule hereto. So long as there are amounts due Lessor under this Lease, Lessor shall supply Lessor with such other financial and operating performance data as is provided to its outside investors or commercial lenders and, if applicable, required to be provided to shareholders by the Security and Exchange Commission, and Lessor shall immediately notify Lessor of any material adverse change in its financial condition or business prospects.

11. Representations and warranties. In order to induce Lessor to enter into this Lease and any Schedule hereto and to lease the Equipment to Lessee hereunder, Lessee represents and warrants that: (a) Financial Statements. (i) applications, financial statements, and reports which have been submitted by Lessee and any Obligors (as hereinafter defined) to Lessor are, and all information hereafter furnished by Lessee and Obligors to Lessor will be, true and correct in all material respects as of the date submitted; (ii) as of the date hereof, the date of any Schedule and any Acceptance Date, there has been no material adverse change in any matter stated in such applications, financial statements and reports; and, (iii) none of the foregoing omit or omitted to state any material fact which would make any of the foregoing false or misleading. (b) Organization. Lessee is an organizational entity described on the signature page hereof and is duly organized, validly existing and is duly qualified to do business and is in good standing or subsisting or in other similar active status in each State in which the Equipment will be located. (c) Authority. Lessee has full power, authority and right to execute, deliver and perform this Lease and any Schedule hereto, and the execution, delivery and performance hereof has been authorized by all necessary action of Lessee. (d) Enforceability. This Lease and any Schedule or other document executed in connection therewith has been duly executed and delivered by Lessee and any Obligor and constitutes a legal, valid and binding obligation of Lessee and any Obligor enforceable in accordance with its terms. (e) Consents. The execution, delivery and performance of this Lease and any Schedule hereto does not require any approval or consent of any stockholders, partners or proprietors or of any trustee or holders of any indebtedness or obligations of Lessee, and will not contravene any law, regulation, judgment or decree applicable to Lessee, or the certificate or articles of incorporation, partnership agreement, by-laws or other governing documents of Lessee, or contravene the provisions of, or constitute a default under, or result in the creation of any lien upon any property of Lessee under any mortgage, instrument or other agreement to which Lessee is a party or by which Lessee or its assets may be bound or affected. Except as disclosed, no authorization, approval, license, filing or registration with any court or governmental agency or instrumentality is necessary in connection with the execution, delivery, performance, validity and enforceability of this Lease and any Schedule hereto. (f) Title. On each Commencement Date, Lessor shall have good and marketable title to the items of Equipment which is subject to this Lease and any Schedule hereto on such date, free and clear of all liens, except the lien of Seller which will be released upon receipt of payment. Lessee warrants that no party has a security interest in the Equipment which will not be released on or before payment by Lessor to Seller of the Equipment and that the Equipment is and shall at all times remain personal property regardless of how it may be affixed to any real property. (g) Litigation. There is no action, suit, investigation or proceeding by or before any court, arbitrator, agency or governmental authority pending or to Lessee's knowledge threatened against or affecting Lessee: (i) which involves the Equipment or the transactions contemplated by this Lease and any Schedule hereto; or (ii) which, if adversely determined, could have a material adverse effect on the financial condition, business or operation of Lessee.

12. Events of Default. An event of default ("Event of Default") shall occur hereunder if Lessee or any Obligor ("Obligor" shall include any guarantor or surety of any obligations of Lessee to Lessor under this Lease and any Schedule hereto): (i) fails to pay any installment of rent or other payment required hereunder within five (5) days after its due date; or (ii) attempts to or does remove from the Premises (except a relocation with Lessor's consent as provided in Section 5), sell, transfer, encumber, part with possession of, or sublet any item of the Equipment; or (iii) shall suffer or have suffered, in the reasonable judgment of Lessor, a material adverse change in its financial condition since the date of the last financial statements submitted to Lessor, and as a result thereof Lessor in good faith deems itself to be insecure; or
(iv) breaches or shall have breached any representation or warranty made or given by Lessee or Obligor in this Lease or in any other document furnished to Lessor in connection herewith, or any such representation or warranty shall be untrue or, by reason of failure to state amaterial fact or otherwise, shall be misleading or any of the statements or other documents or information submitted at any time heretofore or hereafter by Lessee or Obligor to Lessor shall be untrue or, by reason of failure to state a material fact or otherwise, shall be misleading or (v) fails to perform or observe any other covenant, condition or agreement to be performed or observed by it hereunder, and such failure or breach shall continue unremedied for a period of ten days after the date on which notice thereof shall be given by Lessor to Lessee (unless such remedial action cannot be completed within such ten day period but Lessee has in good faith commenced to remedy such breach or failure and such remedy is in fact achieved within a time period agreed to by Lessor); or (vi) shall become insolvent or bankrupt or make an assignment for the benefit of creditors or consent to the appointment of a trustee or receiver, or a trustee or receiver shall be appointed for a substantial part of its property without its consent, or bankruptcy or reorganization or insolvency proceeding shall be instituted by or against Lessee or Obligor and Lessee fails to continue to pay all rentals becoming due hereunder during the pendency of such proceedings and fails to assume this Lease within sixty (60) days after the commencement of such proceedings; or (vii) conveys, sells, transfers or assigns substantially all of Lessee's or Obligor's assets or ceases doing business as a going concern, or, if a corporation, ceases to be in good standing or files a statement of intent to dissolve, or abandons any or all of the Equipment; or (viii) shall be in breach of or default under any lease or other agreement at any time executed with Lessor or any other lessor or with any lender to Lessee or Obligor such that Lessee's obligations thereunder have been or are being accelerated.

13. Remedies. Upon the occurrence and during any continuance of an Event of Default (the "Default Date") set forth in Section 12. Lessor may, in its sole and absolute discretion, do any one or more of the following: (a) upon notice to Lessee cancel all or any portion of this Lease or any Schedules executed pursuant thereto; (b) enter Lessee's Premises and without removal of the Equipment, render the Equipment unusable or, require Lessee to assemble the Equipment and make unusable or, require Lessee to Assemble the Equipment and make it available to Lessor at a place designated by Lessor, and/or dispose of the Equipment by sale or otherwise (all of which determinations may be made by Lessor in its sole and absolute discretion); (c) declare immediately due and payable all sums due and to become due hereunder for the full term of the Lease (including any renewal or purchase obligations which Lessee has contracted to pay); (d) with or without canceling this Lease, recover from Lessee damages, in an amount equal to the sum of: (i) all unpaid rent and other amounts that became due and payable on, or prior to, the Default Date, (ii) the present value of all future rentals and other amounts described in the Lease and not included in (i) above discounted to the Default Date at a rate equal to the discount rate of the Federal Reserve Bank of Chicago as of the Commencement Date of the Lease with respect to each Schedule (which discount rate Lessee agrees is a commercially reasonable rate which takes into account the facts and circumstances at the time such Schedule commenced), (iii) all commercially reasonable costs and expenses incurred by Lessor in enforcing Lessor's rights under this Lease, or defending against any claims or defenses asserted by or through Lessee, including but not limited to, costs of repossession, recovery, storage, repair, sale, re-lease and reasonable attorneys' fees, (iv) the estimated residual value of the Equipment as of the expiration of the Lease, (v) any indemnity amount payable to Lessor hereunder; and (vi) interest on all of the foregoing from the Default Date until the date payment is received by Lessor at 2% per month or the highest rate permitted by law, whichever is less; (e) exercise any other right or remedy which may be available to it under the Uniform Commercial Code or any other applicable law.

If Lessor elects to dispose of any Equipment recovered from the possession of Lessee after an Event of Default, Lessor shall dispose of such Equipment in a commercially reasonable manner. Lessor reserves the right, in its sole and absolute discretion, to control the timing and negotiate the terms of any re-leasing or re-sale of any or all of the Equipment at a public auction or in a private sale, at such time, on such term sand with such notice as Lessor shall in its sole and absolute discretion deem commercially reasonable. In such event, without any duty on Lessor's part to effect any such re-lease or sale of the Equipment, Lessor will credit the present value of any proceeds from such sale or re-lease actually received and retainable by it (net of any and all costs or expenses) discounted from the date of Lessor's receipt thereof to the Default Date at 2 1/2% in excess of the Prime Rate (or its equivalent) per annum in effect at the First National Bank of Chicago on the date of such payment to the amounts due to Lessor from Lessee under the provisions of (c), (d), and/or (e) above. A cancellation of this Lease shall occur only upon notice by Lessor and only as to such items of Equipment as Lessor specifically elects to cancel and this Lease shall continue in full force and effect as to the remaining items of Equipment, if any. If this Lease and/or any Schedule is deemed at any time to be one intended as security, Lessee agrees that the Equipment shall secure, in addition to the indebtedness set forth herein, any other indebtedness at any time owing by Lessee to Lessor. No remedy referred to in this Section is intended to be exclusive, but shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity. No express or implied waiver by Lessor of any default shall constitute a waiver of any other default by Lessee or a waiver of any of Lessor's rights.

14. Assignment by Lessor. LESSOR MAY (WITH OR WITHOUT NOTICE TO LESSEE) SELL, TRANSFER, ASSIGN OR GRANT A SECURITY INTEREST IN ALL OR ANY PART OF ITS INTEREST IN THIS LEASE, ANY SCHEDULE, ANY ITEMS OF EQUIPMENT OR ANY AMOUNT PAYABLE HEREUNDER. In such an event, Lessee shall, upon receipt of written notice, acknowledge any such sale, transfer, assignment or grant of a security interest and shall pay its obligations hereunder or amounts equal thereto to the respective transferee, assignee or secured party in the manner specified in any instructions received from Lessor. Notwithstanding any such sale, transfer, assignment or grant of a security interest by Lessor and so long as no Event of Default shall have occurred hereunder, neither Lessor nor any transferee, assignee or secured party shall interfere with Lessee's right of use or quiet enjoyment of the Equipment. In the event of such sale, transfer, assignment or grant of a security interest in all or any part of this Lease and any Schedule hereto, or in the Equipment or in sums payable hereunder, as aforesaid, Lessee agrees to execute such documents as may be reasonably necessary to evidence, secure and complete such sale, transfer, assignment or grant of a security interest and to perfect the transferee's, assignee's or secured party's interest therein (with any filing fees at Lessor's expense) and Lessee further agrees that the rights of any transferee, assignee or secured party shall not be subject to any defense, set-off or counterclaim that Lessee may have against Lessor or any other party, including the Seller, which defenses, set-offs and counterclaims shall be asserted only against such party, and that any such transferee, assignee or secured party shall have all of Lessor's rights hereunder, but shall assume none of Lessor's obligations hereunder. Lessee acknowledges that any assignment or transfer by Lessor shall not materially change Lessee's duties or obligations under this Lease and shall not materially increase the burdens and risks imposed on Lessee.

15. Miscellaneous. All notices and demands relating hereto shall be in writing and sent by either any nationally recognized overnight air courier or by certified mail, return receipt requested, to Lessor or Lessee at their respective addresses above or shown in the Schedule, or at any other address designated by notice served in accordance herewith. Notice by overnight air courier shall be effective one (1) business day after delivery. Notice by certified mail shall become effective five (5) business days after deposit in the United States mail, with proper postage prepaid, addressed to the party intended to be served at the address designated herein. All obligations of Lessee shall survive the termination or expiration of this Lease and any Schedule hereto. If more than one Lessee is named in this Lease, the liability of each hereunder to Lessor shall be joint and several. Lessee shall, upon request of Lessor from time to time, perform all acts and execute and deliver to Lessor all documents which Lessor deems reasonably necessary to implement this Lease and any Schedule hereto, including, without limitation, certificates addressed to such persons as Lessor may direct stating that this Lease and the Schedule hereto is in full force and effect, that there are no amendments or modifications thereto, that Lessor is not in default hereof or breach hereunder, setting forth the date to which rentals due hereunder have been paid, and stating such other matters as Lessor may reasonably request. This Lease and any Schedule hereto shall be binding upon the parties and their successors, legal representatives and assigns. Lessee's successors and assigns shall include, without limitation, a receiver, debtor-in-possession, or trustee of or for Lessee. If any person, firm, corporation or other entity shall guarantee this Lease and the performance by Lessee of its obligations hereunder, all of the terms and provisions hereof shall be duly applicable to such Obligor.

16. Conditions Precedent to Leasing. (i) Lessor shall have no obligation to purchase any Equipment for lease to Lessee under any Schedule hereunder unless or until acceptable documentation, the form of which will be provided by Lessor has been executed by Lessee and delivered to Lessor; (ii) Lessor has confirmed with Lessee that no material adverse change in Lessee's financial condition and business prospects has occurred prior to each purchase of Equipment.

17. Invalidity. In the event that any provision of this Lease and any Schedule hereto shall be unenforceable in whole or in part, such provision shall be limited to the extent necessary to render the same valid, or shall be excised from this Lease or any Schedule hereto, as circumstances may require, and this Lease and the applicable Schedule shall be construed as if said provision had been incorporated herein as so limited, or as if said provision had not been included herein, as the case may be without invalidating any of the remaining provision hereof.

18. End of Term Options. Provided that the Lease has not been terminated and that no Event of Default or event which, with notice or lapse of time or both, would become an Event of Default shall have occurred and shall be continuing, Lessee shall at the end of the Initial Lease Term of the first Schedule be entitled to elect and to exercise one of the options, if any, indicated in the applicable Schedule which election shall be binding on Lessee with respect to all Schedules entered into between Lessor and Lessee under this Lease. The foregoing options granted hereunder shall be exercised by written notice delivered to Lessor by Lessee not more than 180 days and not less than ninety
(90) days prior to the expiration of the Initial Lease Term of the Equipment, subject to Schedule No 001.

19. Progress Payments. If requested by Lessee, progress payments will be made for any amount over the Minimum Invoice Amount specified on each Progress Payment Authorization per invoice to vendors in accordance with Lessor's standard procedures. Unless otherwise agreed by Lessor the minimum progress payment amount shall not be less than the Minimum Progress Payment Amount specified on the Progress Payment Authorization. Interim rent, on progress payments, shall be payable from the date progress payments are made by Lessor to the Commencement Date of the corresponding Schedule. Interim rent shall be calculated at the daily equivalent of the Monthly Lease Rate Factor. Lessee shall deliver to Lessor a Progress Payment Authorization, not less than 30 days prior to the due date thereof and in a form acceptable to Lessor, to make a progress payment and, provided on such date no Events of Default have occurred and be continuing hereunder or under the Lease. Lessor shall make the progress payment set forth to the manufacturer(s) or supplier(s) as set forth in such authorization.

20. Law. This Lease and any Schedule hereto shall be binding only when accepted by Lessor at its corporate headquarters in Illinois and shall in all respects be governed and construed, and the rights and the liabilities of the parties hereto determined, except for local filing requirements, in accordance with the laws of the State of Illinois. LESSEE WAIVES TRIAL BY JURY AND SUBMITS TO THE JURISDICTION OF THE FEDERAL DISTRICT COURT OR ANY STATE COURT LOCATED WITHIN COOK COUNTY IN THE STATE OF ILLINOIS AND WAIVES ANY RIGHT TO ASSERT THAT ANY ACTION INSTITUTED BY LESSOR IN ANY SUCH COURT IS IN THE IMPROPER VENUE OR SHOULD BE TRANSFERRED TO A MORE CONVENIENT FORUM.

                                                     Lessee's Initials _________

21. Amendments. This Lease and any Schedule hereto contain the entire agreement between the parties with respect to the Equipment, this Lease and any Schedule hereto and there is no agreement or understanding oral or written, which is not set forth herein. This Lease and any Schedule hereto may not be altered, modified, terminated or discharged except by a writing signed by the party against whom such alteration, modification, termination or discharge is sought.

                                                     Lessee's Initials _________

22. Lessee's Waivers. To the extent permitted by applicable law, Lessee hereby waives any and all rights and remedies conferred upon a Lessee by Article 2A of the Uniform Commercial Code as adopted in any jurisdiction, including but not limited to Lessee's rights to: (i) cancel this Lease; (ii) repudiate this Lease; (iii) reject the Equipment; (iv) revoke acceptance of the Equipment; (v) recover damages from Lessor for any breaches of warranty or for any other reason related to the Equipment; (vi) claim a security interest in the Equipment in Lessee's possession or control for any reason (vii) deduct all or any part of any claimed damages resulting from Lessor's default, if any, under this Lease;
(viii) accept partial delivery of the Equipment (ix) "cover" by making any purchase or lease of or contract to purchase or lease Equipment in substitution for those due from Lessor; (x) recover any general, special, incidental, or consequential damages for any reason whatsoever; and (xi) specific performance, replevin, detinue, claim, identified to this Lease. To the extent permitted by applicable law (unless expressly otherwise agreed hereunder), Lessee also hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease or otherwise use any Equipment in mitigation of Lessor's damages as set forth in Paragraph 13 or which may otherwise limit or modify any of Lessor's rights or remedies under Paragraph 13. Any action by Lessee against Lessor for any default by Lessor under this Lease, including breach of warranty or indemnity, shall be commenced within one (1) year after any such cause of action accrues.

                                                     Lessee's Initials _________

23. Counterparts. This Lease may be executed in any number of counterparts, each of which shall be deemed an original. Each Schedule shall be executed in three (3) serially numbered counterparts each of which shall be deemed an original but only counterpart number 1 shall constitute "chattel paper" or "collateral" within the meaning of the Uniform Commercial Code in any jurisdiction.

24. Addendum. ("X" if applicable) [__] See Addendum(s) attached hereto and made a part hereof.

The person executing this Lease for and on behalf of Lessee warrants and represents, which warranty and representation shall survive the expiration or termination of this Lease, that this Lease and the execution hereof has been duly and validly authorized by Lessee, constitutes a valid and binding obligation of Lessee and that he has authority to make such execution for and on behalf of Lessee.

IN WITNESS WHEREOF, this Lease has been executed by Lessee this   22   day
                                                                ------
of     July     19 98.
   ------------   ----

ACCEPTED AT SAN FRANCISCO, CA             ACCEPTED AT CHICAGO, ILLINOIS
HOME SHARK, INC                           LINC CAPITAL, INC.
Lessee                                    Lessor

By: /s/  Lee T. Kirkpatrick               By: /s/  William F. DeMars
   ----------------------------              ------------------------------
Title: Chief Financial Officer            Title:   Senior V.P.
      -------------------------                 ---------------------------
Date:        7/22/98                      Date:           10/7/98
     --------------------------                ----------------------------

                         CERTIFIED COPY OF RESOLUTION
                         ----------------------------


                                                      Lease Contract No. 7265

I do hereby certify that I am the duly elected, qualified and acting Secretary of iOWN, INC., a California corporation and as such, have custody of the records of the Corporation including the minutes of the meetings of the Board of Directors of the Corporation, and I do further certify that at a meeting of the Board of Directors of said Corporation duly called and held on ________________ ___________,19___, at which a quorum was present and acting throughout, the following resolutions were duly adopted and that said resolutions are in full force and effect as of the date hereof and have not been modified or rescinded in any manner whatsoever.

RESOLVED: that the President, any Vice President, any Assistant Vice President, the Treasurer, any Assistant Treasurer or ______________________________ or ______________________________, be and each of them is, authorized to execute and deliver in the name and on behalf of the Corporation, agreements with LINC Capital, Inc. (the "Company") providing for various financing arrangements with the Company, including but not limited to the leasing of equipment by, and financing the acquisition of equipment for, the Corporation, the borrowing of monies and the pledging, mortgaging, or otherwise encumbering any or all of the Corporation's assets as security therefore and the sale or assignment of certain of the Corporation's assets pursuant to any sale and leaseback or other financing arrangement, with or without recourse to the Corporation (all of the foregoing are hereafter sometimes referred to collectively as "financing arrangements"), all upon such terms and conditions and containing such provisions as such officer(s), employee(s) or agent(s) may in his or their sole discretion deem advisable, necessary or expedient; and

FURTHER RESOLVED: that the President, any Vice President, any Assistant Vice President, the Treasurer, any Assistant Treasurer, or ______________________ or _____________________________, be and each of them hereby is, authorized in the name and on behalf of the Corporation to execute and deliver to the Company such rental schedules, leases, security agreements, real estate mortgages, chattel mortgages, installment purchase agreements, promissory notes, bills of sale, certifications, documents, and instruments, and to do all other acts and things and execute and deliver such other agreements as such officer(s), employee(s) or agent(s} in his or their sole discretion determine to be necessary or required in order to consummate and implement said financing arrangements; and

FURTHER RESOLVED: that the President, any Vice President, any Assistant Vice President, the Treasurer, any Assistant Treasurer or ______________________ or ______________________________, be and each of them hereby is authorized to execute and deliver in the name and on behalf of this Corporation, from time to time, amendments, renewals or extensions of any or all documents previously delivered to the Company, in such form and content as shall be approved by the officer(s), employee(s) or agent(s) who execute the same with such execution to be conclusive evidence of such approval; and

FURTHER RESOLVED: that the acts and doings of said officer(s), employee(s) or agent(s) or any of them in respect to the subject matter hereof, and all of the prior acts and doings of such officer(s), employee(s) or agent(s) of the Corporation with the Company, and all agreements, written or oral, and any and all instruments of any and every kind, nature, or description whatsoever heretofore executed and delivered by the Corporation to the Company, are hereby fully ratified, approved, adopted and confirmed, and declared to be and represent binding obligations of the Corporation in accordance with the respective terms and provisions thereof; and

FURTHER RESOLVED: that the authorizations herein set forth shall remain in full force and effect until written notice of their modification or discontinuance shall be given to and actually received by the Company at is offices in Chicago, Illinois, but no such modification or discontinuance shall affect the validity of the acts of any person, authorized to so act by these resolutions, performed prior to the receipt of such notice by the Company.

I further certify that there is no provision in the charter or by-laws of the Corporation limiting the power of the Board of Directors to pass the foregoing resolutions, that the same are in conformity with the provision of said charter and by-laws and that no shareholder consent is required to permit the action provided for thereby.

I further certify that the persons whose names, titles and signatures appear below are duly elected (or appointed), qualified and acting officer(s), employee(s) or agent(s) of the Corporation and hold on the date of this certificate, the office or position set forth opposite their respective names, and the signatures appearing opposite their respective names are the genuine signatures of such officer(s), employee(s), or agent(s).



        NAME              TITLE OR POSITION             SIGNATURE


 Lee Kirkpatrick          CFO & Secretary        /s/  Lee Kirkpatrick
----------------------  ---------------------    ----------------------------

 Edward Hoyt              CEO and President      /s/ Edward Hoyt
----------------------  ---------------------    ----------------------------


----------------------  ---------------------    ----------------------------


IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of said
Corporation this   4   day of     May      , 19  99.
                 -----        ------------     ----


iOWN, INC.

                                   /s/ Edward Hoyt
                                  --------------------------------
                                   President


                                   /s/ Lee Kirkpatrick
------------------------------    --------------------------------
       (Corporate Seal)            Secretary

                             OFFICER'S CERTIFICATE
                             ---------------------
                                  (WARRANTS)

The undersigned hereby certifies to LINC Capital, Inc. ("LINC"), its successors and assigns that s/he is the Secretary of iOwn, Inc., a California corporation (the "Company") and that as such s/he is authorized to execute this certificate on behalf of the Company. With respect to Master Lease Agreement No. 7265 dated as of July 20, 1998 (together with all Exhibits, Schedules, or Addenda being referred to herein as the "Lease Documents") between LINC, as Lessor and the Company as Lessee, the undersigned further certifies, represents and warrants as follows each capitalized term used herein having the same meaning given to it in the Lease Documents unless otherwise specified herein):

1. RESTATEMENT OF REPRESENTATIONS. The representations and warranties of the
   ------------------------------
Company contained in the Lease Documents were true and correct when made, are repeated and are true and correct at and as of the time of delivery hereof.

2. CORPORATE STATUS. The Company is a corporation duly organized and validly
   ----------------
existing under the laws of the State of its incorporation identified above. The Company is in good standing under the laws of such Jurisdiction and each jurisdiction where the Equipment is, or is to be located, and, where the Company's ownership or lease of property or the conduct of its business requires such qualification.

3. CORPORATE POWER AND AUTHORITY. The Company has full power and authority to
   -----------------------------
own and hold Property under lease; to conduct its business as presently conducted; and to enter into, carry out and perform its obligations under the terms of the Lease Documents. The execution and delivery by the Company of the Lease Documents have been duly authorized by all necessary action on the part of the Company. The Lease Documents constitute the legal, valid and binding obligation of the Company, enforceable in accordance with their respective terms, except to the extent that the enforceability may be modified or limited by bankruptcy, insolvency, and other similar laws affecting the enforcement of LINC's or creditor's rights in general and except as may be limited by the application of general principles of equity.

4. NO CONFLICTS. The execution, delivery and performance by the Company of the
   ------------
Lease Documents will not violate or contravene the Company's Articles of Incorporation or By-Laws. Such transactions do not: (a.) contravene any law, governmental rule, regulation or administrative order applicable to the Company; (b.) do not and will not, in any material respect (separately or in the aggregate), violate or contravene any provision of, or constitute a default under, any indenture, mortgage, contract, agreement or other instrument to which the Company is a party or to which the Company or its property is subject; or (c.) violate or contravene any judgment, decree or order binding upon the Company or to which its property is subject.

5. GOVERNMENTAL APPROVALS. No consent or approval of, giving of notice to,
   ----------------------
registration with, or taking of any other action in respect of, any Federal, State, or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of the Lease Documents; or, if any such approval, notice, registration or action is required, it has been obtained.

6.  LITIGATION. There are no actions, suits or proceedings pending or threatened
    ----------
against or affecting the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect (separately or in the aggregate) on the ability of the Company to perform its obligations under the any of Lease Documents.

7.  DEFAULT. No event has occurred and is continuing which constitutes a default
    -------
under any of the Lease Documents.

8.  CONDITION OF THE EQUIPMENT. The Equipment is personal property and when
    --------------------------
subject to use by the Company under the Lease Documents, will not be or become a fixture under the laws of the State where it is, or will be, located.

9.  CAPITAL STRUCTURE. As of the date hereof, and prior to the issuance of the
    -----------------
Warrant, the capital structure of the Company or the affiliate of the Company who is issuing the Warrant to LINC (the "Issuer") consists of the number and classes of shares of the Issuer's capital stock, as set forth in the following table, which are: (a.) authorized; (b.) issued and outstanding; (c.) reserved for issuance upon the exercise of options, warrants and other rights agreements; end (d.) reserved for issuance upon the conversion of convertible securities (including convertible securities issuable upon the exercise of options, warrants and other rights agreements). All such issued and outstanding shares are duly authorized, validly issued, fully paid and non-assessable. Except with respect to the shares set forth in the table, there are no outstanding options, warrants, other rights agreements, conversion rights or other agreements for the purchase or acquisition from Issuer of any shares of its capital stock.


                                                                            Number of Shares Reserved
                                                                                for Issuance Upon
                                                                    -----------------------------------------
                                                                       Exercise of
                               Number of         Number of          Options, Warrants          Conversion of
Classes of Capital Stock        Shares         Shares Issued          Other Rights              Convertible
    of Issuer                 Authorized      And Outstanding          Agreements               Securities
-------------------------------------------------------------------------------------------------------------
        Common Stock
-------------------------------------------------------------------------------------------------------------
Series  Preferred Stock
-------------------------------------------------------------------------------------------------------------
Series  Preferred Stock
-------------------------------------------------------------------------------------------------------------
Series  Preferred Stock
-------------------------------------------------------------------------------------------------------------
Series  Preferred Stock
-------------------------------------------------------------------------------------------------------------
  Total Preferred Stock
-------------------------------------------------------------------------------------------------------------


10. ISSUANCE AND STATUS OF WARRANT. The Warrant has been duly authorized and
    ------------------------------
validly issued. The issuance of the Warrant is not subject to any preemptive rights or rights of first refusal granted by Issuer, other than rights that have been waived. The shares of the Class of Stock issuable upon exercise of the Warrant (the "Warrant Shares"), and the shares of the Class of Stock issuable upon conversion of the Warrant Shares (the "Conversion

Shares"), have bean duly and validly reserved and are not subject to any preemptive rights or rights of first refusal granted by Issuer or any other person, other than rights that have been waived. Upon exercise of the Warrant in accordance with the terms thereof, and upon conversion of the Warrant Shares to Conversion Shares in accordance with Issuer's Articles/Certificate of Incorporation, the Warrant Shares and the Conversion Shares, respectively, will be duly authorized, validly issued, fully paid and non-assessable.

11. SECURITIES LAW COMPLIANCE. The issuance of the Warrant is in compliance with
    -------------------------
or exempt from the registration requirements of the Securities Act of 1933, as amended, and the registration or qualification requirements of applicable state "Blue Sky" laws, and the regulations issued pursuant to such laws.

IN WITNESS WHEREOF, the undersigned has executed this certificate this __________ day of ____________, 19 _____.


                                    LESSEE:  IOWN, inc.

                                        By:  /s/ Lee T. Kirkpatrick
                                             ----------------------
                                      Name:  Lee T. Kirkpatrick
                                             ----------------------
                                     Title:  CFO
                                             ----------------------





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